                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER





The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated January 1, 1998, (98-2), between the Company and First Trust National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 16, 1998 to January 15, 1999 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 28th day of December, 1998.

                                       GREEN TREE FINANCIAL CORP.




                                       BY: /s/ Phyllis A. Knight
                                           ------------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
           MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.66875%,
                       5.98%, 6.05%, 6.08%, 6.24%, 6.81%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-2
                      CLASS A1,A2,A3,A4,A5,A6 CERTIFICATES
                                 MONTHLY REPORT
                                     Dec-98

                                   CUSIP NO.#393505-A28, A36, A44, A51, A69, A77
                                                        TRUST ACCOUNT #3336400-0
                                                        REMITTANCE DATE 01/04/99

                                                                                        Total $           Per $1,000
                                                                                         Amount            Original
                                                                                     --------------      ------------
CLASS A CERTIFICATES
--------------------
(1a)   Amount available( including Monthly Servicing Fee)                             10,453,667.77
                                                                                     --------------

 (b)   Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
       Deficiency Amount (if any) withdrawn for prior Remittance Date                          0.00
                                                                                     --------------

 (c)   Amount Available after giving effect to withdrawal of Class M-1 Interest
       Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
       Remittance Date                                                                10,453,667.77
                                                                                     --------------

A.     Interest
       (2)  Aggregate  interest
            a. Class A-1 Remittance Rate (5.66875%)                                          5.669%
                                                                                     --------------
            b. Class A-1 Interest                                                              0.00        0.00000000
                                                                                     --------------      ------------

            c. Class A-2 Remittance Rate (5.98%)                                              5.98%
                                                                                     --------------
            d. Class A-2 Interest                                                        145,859.66        3.73999128
                                                                                     --------------      ------------

            e. Class A-3 Remittance Rate (6.05%)                                              6.05%
                                                                                     --------------
            f. Class A-3 Interest                                                        478,958.33        5.04166663
                                                                                     --------------      ------------

            g. Class A-4 Remittance Rate (6.08%)                                              6.08%
                                                                                     --------------
            h. Class A-4 Interest                                                        210,266.67        5.06666675
                                                                                     --------------      ------------

            i. Class A-5 Remittance Rate (6.24%, unless
               the Weighted Average Contract Rate is
               less than 6.24%)                                                               6.24%
                                                                                     --------------
            j. Class A-5 Interest                                                        842,400.00        5.20000000
                                                                                     --------------      ------------

            k. Class A-6 Remittance Rate 6.81%, (unless
               the Weighted Average Contract Rate is
               less than 6.81%)                                                               6.81%
                                                                                     --------------
            l. Class A-6 Interest                                                      1,476,918.75        5.67500000
                                                                                     --------------      ------------

       (3)  Amount applied to:
            a. Unpaid Class A Interest Shortfall                                               0.00                 0
                                                                                     --------------      ------------

       (4)  Remaining:
            a. Unpaid Class A Interest Shortfall                                               0.00                 0
                                                                                     --------------      ------------

B.     Principal
       (5)  Formula Principal Distribution  Amount                                     5,403,935.22               N/A
                                                                                     --------------      ------------
            a. Scheduled Principal                                                     1,348,124.68               N/A
                                                                                     --------------      ------------
            b. Principal Prepayments                                                   3,309,172.74               N/A
                                                                                     --------------      ------------
            c. Liquidated Contracts                                                      510,332.13               N/A
                                                                                     --------------      ------------
            d. Repurchases                                                                     0.00               N/A
                                                                                     --------------      ------------
            e. Current Month Advanced Principal                                        1,803,286.71               N/A
                                                                                     --------------      ------------
            f. Prior Month Advanced Principal                                         (1,566,981.04)              N/A
                                                                                     --------------      ------------

       (6)  Pool Scheduled Principal Balance                                         700,668,848.84
                                                                                     --------------

       (6b) Adjusted Pool Principal Balance                                          698,865,562.13      931.82074951
                                                                                     --------------      ------------
       (6c) Pool Factor                                                                  0.93182075
                                                                                     --------------

                        GREEN TREE FINANCIAL CORPORATION
           MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.66875%,
                       5.98%, 6.05%, 6.08%, 6.24%, 6.81%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-2
                      CLASS A1,A2,A3,A4,A5,A6 CERTIFICATES
                                 MONTHLY REPORT
                                     Dec-98
                                     PAGE 2

                                   CUSIP NO.#393505-A28, A36, A44, A51, A69, A77
                                                        TRUST ACCOUNT #3336400-0
                                                        REMITTANCE DATE 01/04/99

       (7)  Unpaid Class A Principal Shortfall
            (if any) following prior Remittance Date                                           0.00
                                                                                     --------------

       (8)  Class A Percentage for such Remittance Date                                      90.95%
                                                                                     --------------

       (9)  Class A Percentage for the following  Remittance Date                            90.88%
                                                                                     --------------

      (10)  Class A  Principal Distribution:
            a. Class A-1                                                                       0.00        0.00000000
                                                                                     --------------      ------------
            b. Class A-2                                                               5,403,935.22      138.56244154
                                                                                     --------------      ------------
            c. Class A-3                                                                       0.00        0.00000000
                                                                                     --------------      ------------
            d. Class A-4                                                                       0.00        0.00000000
                                                                                     --------------      ------------
            e. Class A-5                                                                       0.00        0.00000000
                                                                                     --------------      ------------
            g. Class A-6                                                                       0.00        0.00000000
                                                                                     --------------      ------------

      (11)  Class A-1 Principal Balance                                                        0.00        0.00000000
                                                                                     --------------      ------------
     (11a)  Class A-1 Pool Factor                                                        0.00000000
                                                                                     --------------

      (12)  Class A-2 Principal Balance                                               23,865,562.13       611.9374905
                                                                                     --------------      ------------
     (12a)  Class A-2 Pool Factor                                                        0.61193749
                                                                                     --------------
      (13)  Class A-3 Principal Balance                                               95,000,000.00      1000.0000000
                                                                                     --------------      ------------
     (13a)  Class A-3 Pool Factor                                                        1.00000000
                                                                                     --------------

      (14)  Class A-4 Principal Balance                                               41,500,000.00      1000.0000000
                                                                                     --------------      ------------
     (14a)  Class A-4 Pool Factor                                                        0.10000000
                                                                                     --------------

      (15)  Class A-5 Principal Balance                                              162,000,000.00      1000.0000000
                                                                                     --------------      ------------
     (15a)  Class A-5 Pool Factor                                                        1.00000000
                                                                                     --------------

      (16)  Class A-6 Principal Balance                                              260,250,000.00      1000.0000000
                                                                                     --------------      ------------
     (16a)  Class A-6 Pool Factor                                                        1.00000000
                                                                                     --------------

      (17)  Unpaid Class A Principal Shortfall
            (if any)following current Remittance Date                                          0.00
                                                                                     --------------

C.     Aggregate Scheduled Balances and Number of Delinquent
       Contracts as of Determination Date

            (18)  31-59 days                                                           8,915,268.40               285
                                                                                     --------------      ------------

            (19)  60 days or more                                                      9,279,605.72               258
                                                                                     --------------      ------------

            (20)  Current Month Repossessions                                          1,390,421.59                49
                                                                                     --------------      ------------

            (21)  Repossession Inventory                                               3,910,154.94               122
                                                                                     --------------      ------------


Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                        GREEN TREE FINANCIAL CORPORATION
           MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.66875%,
                       5.98%, 6.05%, 6.08%, 6.24%, 6.81%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-2
                      CLASS A1,A2,A3,A4,A5,A6, CERTIFICATES
                                 MONTHLY REPORT
                                     Dec-98
                                     PAGE 3

                                   CUSIP NO.#393505-A28, A36, A44, A51, A69, A77
                                                        TRUST ACCOUNT #3336400-0
                                                        REMITTANCE DATE 01/04/99

Class M-1 Distribution Test and Class B Distribution test
(applicable on and after the Remittance Date occurring in May 2002.)

       (22) Average Sixty - Day Delinquency Ratio Test

            (a) Sixty - Day Delinquency Ratio for current Remittance Date                     1.88%
                                                                                     --------------

            (b) Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
                may not exceed 3.5%)                                                          1.65%
                                                                                     --------------

       (23) Average Thirty - Day Delinquency Ratio  Test

            (a) Thirty - Day Delinquency Ratio for current Remittance Date                    3.15%
                                                                                     --------------

            (b) Average Thirty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
                may not exceed 5.5%)                                                          2.77%
                                                                                     --------------

       (24) Cumulative Realized Losses Test

            (a) Cumulative Realized Losses for  current Remittance Date
                (as a percentage of Cut-off Date Pool Principal Balance;
                may not exceed 5.5% from May 1, 2002 to April 30, 2003,
                6.5% from May 1, 2003 to April 30, 2004; 8.5%  from                           0.12%
                May 1, 2004 to April 30, 2005 and 9.5% thereafter)                   --------------

       (25) Current Realized Losses Test

            (a) Current Realized Losses for current Remittance Date                      248,853.40
                                                                                     --------------

            (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third
                preceding Remittance and for current Remittance Date;
                may not exceed 2.25%)                                                         0.24%
                                                                                     --------------

       (26) Class M-1 Principal Balance Test

            (a) The sum of Class M-1 Principal Balance and Class B Principal
                Balance (before distributions on current Remittance Date)
                divided by Pool Scheduled Principal Balance as of preceding
                Remittance Date is greater than 22.5%                                        16.51%
                                                                                     --------------

       (27) Class B Principal Balance Test

            (a) Class B Principal Balance (before any distributions on current
                Remittance Date) as of such Remittance date is greater than
                $15,000,000.00                                                        63,750,000.00
                                                                                     --------------

            (b) Class B Principal Balance (before distributions on current
                Remittance Date) divided by pool Scheduled Principal Balance
                as of preceding Remittance Date is equal to or greater than 12.75%.           9.05%
                                                                                     --------------

                        GREEN TREE FINANCIAL CORPORATION
      MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.94%, 7.36%, 8.44%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-2
                              CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                                     Dec-98
                                     PAGE 4

                                                 CUSIP NO. #393505-B27, A85, A93
                                                        TRUST ACCOUNT #3336400-0
                                                        REMITTANCE DATE 01/04/99

                                                                                        Total $           Per $1,000
                                                                                         Amount            Original
                                                                                     --------------      ------------
CLASS M-1 CERTIFICATES
----------------------
       (28) Amount available( including Monthly Servicing Fee)                         1,895,329.14
                                                                                     --------------
A.     Interest
       (29)  Aggregate  interest

            (a) Class M-1 Remittance Rate 6.94%, unless the
                Weighted Average Contract Rate is less than 6.94%)                            6.94%
                                                                                     --------------

            (b) Class M-1 Interest                                                       303,625.00         5.78333333
                                                                                     --------------      -------------

            (c) Interest on Class M-1 Adjusted Principal Balance                               0.00
                                                                                     --------------

       (30) Amount applied to Class M-1 Interest Deficiency Amount                             0.00
                                                                                     --------------

       (31) Remaining unpaid Class M-1 Interest Deficiency Amount                              0.00
                                                                                     --------------

       (32) Amount applied to:
            a. Unpaid Class M-1 Interest Shortfall                                             0.00                  0
                                                                                     --------------      -------------

       (33) Remaining:
            a. Unpaid Class M-1 Interest Shortfall                                             0.00                  0
                                                                                     --------------      -------------

B.     Principal
       (34) Formula Principal Distribution  Amount                                             0.00                N/A
                                                                                     --------------      -------------
            a. Scheduled Principal                                                             0.00                N/A
                                                                                     --------------      -------------
            b. Principal Prepayments                                                           0.00                N/A
                                                                                     --------------      -------------
            c. Liquidated Contracts                                                            0.00                N/A
                                                                                     --------------      -------------
            d. Repurchases                                                                     0.00                N/A
                                                                                     --------------      -------------

       (35) Class M-1 Principal Balance                                               52,500,000.00      1000.00000000
                                                                                     --------------      -------------
      (35a) Class M-1 Pool Factor                                                        1.00000000
                                                                                     --------------

       (36) Class M-1 Percentage for such Remittance Date                                     0.00%
                                                                                     --------------

       (37) Class M-1  Principal Distribution:
            a. Class M-1 (current)                                                             0.00         0.00000000
                                                                                     --------------      -------------
            b. Unpaid Class M-1 Principal Shortfall
               (if any) following prior Remittance Date                                        0.00
                                                                                     --------------

       (38) Unpaid Class M-1 Principal Shortfall
            (if any) following current Remittance Date                                         0.00
                                                                                     --------------

       (39) Class M-1 Percentage for the following Remittance Date                            0.00%
                                                                                     --------------

       (40) Class M-1 Liquidation Loss Interest
            (a) Class M-1 Liquidation Loss Amount                                              0.00
                                                                                     --------------

            (b) Amount applied to Class M-1
                Liquidation Loss Interest Amount                                               0.00
                                                                                     --------------

            (c) Remaining Class M-1 Liquidation Loss
                Interest Amount                                                                0.00
                                                                                     --------------

            (d) Amount applied to Unpaid Class M-1
                Loss Interest Shortfall                                                        0.00
                                                                                     --------------

            (e) Remaining Unpaid Class M-1
                Liquidation Loss Interest Shortfalls                                           0.00
                                                                                     --------------

                        GREEN TREE FINANCIAL CORPORATION
      MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.94%, 7.36%, 8.44%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-2
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Dec-98

                                                 CUSIP NO. #393505-B27, A85, A93
                                                        REMITTANCE DATE 01/04/99

                                                                                        Total $           Per $1,000
                                                                                         Amount            Original
                                                                                     --------------      ------------
CLASS BI CERTIFICATES
---------------------
       (1)  Amount  Available less the Class A
            Distribution Amount  and Class M-1 Distribution
            Amount (including Monthly Servicing Fee)                                   1,591,704.14
                                                                                     --------------

       (2)  Class B-1 Adjusted Principal Balance                                               0.00
                                                                                     --------------

       (3)  Class B-1 Remittance Rate  (7.36%
            unless Weighted Average Contract Rate
            is below 7.36%)                                                                   7.36%
                                                                                     --------------

       (4)  Interest on Class B-1 Adjusted Principal Balance                                   0.00
                                                                                     --------------

       (3)  Aggregate Class B1 Interest                                                  207,000.00        6.13333333
                                                                                     --------------      ------------

       (4)  Amount applied to Unpaid
            Class B1 Interest Shortfall                                                        0.00              0.00
                                                                                     --------------      ------------

       (5)  Remaining Unpaid Class B1
            Interest Shortfall                                                                 0.00              0.00
                                                                                     --------------      ------------

       (6)  Amount applied to Class B-1
            Interest Deficiency Amount                                                         0.00
                                                                                     --------------

       (7)  Remaining Unpaid Class B-1
            Interest Deficiency Amount                                                         0.00
                                                                                     --------------

       (8)  Unpaid Class B-1 Principal Shortfall
            (if any) following prior Remittance Date                                           0.00
                                                                                     --------------

      (8a)  Class B Percentage for such Remittance Date                                        0.00
                                                                                     --------------

       (9)  Current Principal (Class B Percentage of Formula Principal
            Distribution Amount)                                                               0.00        0.00000000
                                                                                     --------------      ------------

     (10a)  Class B1 Principal Shortfall                                                       0.00
                                                                                     --------------

     (10b)  Unpaid Class B1 Principal Shortfall                                                0.00
                                                                                     --------------

      (11)  Class B Principal Balance                                                 63,750,000.00
                                                                                     --------------

      (12)  Class B1 Principal Balance                                                33,750,000.00
                                                                                     --------------
     (12a)  Class B1 Pool Factor                                                         1.00000000
                                                                                     --------------

      (13)  Class B-1 Liquidation Loss Interest
            (a) Class B-1 Liquidation Loss Amount                                              0.00
                                                                                     --------------

            (b) Amount Applied to Class B-1 Liquidation Loss Interest Amount                   0.00
                                                                                     --------------

            (c) Remaining Class B-1 Liquidation Loss Interest Amount                           0.00
                                                                                     --------------

            (d) Amount applied to Unpaid Class B-1 Liquidation Loss
                Interest Shortfall                                                             0.00
                                                                                     --------------

            (e) Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                 0.00
                                                                                     --------------


                        GREEN TREE FINANCIAL CORPORATION
      MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.94%, 7.36%, 8.44%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-2
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Dec-98
                                     PAGE 2

                                                 CUSIP NO. #393505-B27, A85, A93
                                                        REMITTANCE DATE 01/04/99

                                                                                        Total $           Per $1,000
                                                                                         Amount            Original
                                                                                     --------------      ------------
CLASS B2 CERTIFICATES
---------------------
      (14)  Remaining Amount Available                                                 1,384,704.14
                                                                                     --------------

      (15)  Class B-2 Remittance Rate ( 8.44%
            unless Weighted Average Contract
            Rate is less than 8.44%)                                                          8.44%
                                                                                     --------------

      (16)  Aggregate Class B2 Interest                                                  211,000.00        7.03333333
                                                                                     --------------      ------------

      (17)  Amount applied to Unpaid
            Class B2 Interest Shortfall                                                        0.00              0.00
                                                                                     --------------      ------------

      (18)  Remaining Unpaid Class B2
            Interest Shortfall                                                                 0.00              0.00
                                                                                     --------------      ------------

      (19)  Unpaid Class B2 Principal Shortfall
            (if any) following prior Remittance Date                                           0.00
                                                                                     --------------

      (20)  Class B2 Principal Liquidation Loss Amount                                         0.00
                                                                                     --------------

      (21)  Class B2 Principal (zero until class B1
            paid down: thereafter, Class B Percentage
            of formula Principal Distribution Amount)                                          0.00        0.00000000
                                                                                     --------------      ------------

      (22)  Guarantee Payment                                                                  0.00
                                                                                     --------------

      (23)  Class B2 Principal Balance                                                30,000,000.00
                                                                                     --------------
     (23a)  Class B2 Pool Factor                                                         1.00000000
                                                                                     --------------

      (24)  Monthly Servicing Fee (deducted from
            Certificate Account balance to arrive at
            Amount Available if the Company or Green Tree
            Financial Servicing Corporation is not the Servicer;
            deducted from funds remaining after payment of Class A
            Distribution Amount, Class M-1 Distribution Amount,
            Class B-1 Distribution Amount and Class B-2  Distribution
            Amount, if the Company or Green Tree Financial Servicing Corp.               294,098.53
            is the Servicer)                                                         --------------

      (25)  Class B-3I Guarantee Fee                                                     879,605.61
                                                                                     --------------

      (26)  Class B-3I Distribution Amount                                                     0.00
                                                                                     --------------

      (27)  Class B-3I Formula Distribution Amount (all Excess
            Interest plus Unpaid Class B-3I Shortfall)                                         0.00
                                                                                     --------------

      (28)  Class B-3I Distribution Amount (remaining Amount Available)                        0.00
                                                                                     --------------

      (29)  Class B-3I Shortfall (26-27)                                                       0.00
                                                                                     --------------

      (30)  Unpaid Class B-3I Shortfall                                                        0.00
                                                                                     --------------

      (31)  Class M-1 Interest Deficiency on such Remittance Date                              0.00
                                                                                     --------------

      (32)  Class B-1 Interest Deficiency on such Remittance Date                              0.00
                                                                                     --------------

      (33)  Repossessed Contracts                                                      1,390,421.59
                                                                                     --------------
      (34)  Repossessed Contracts Remaining in Inventory                               3,910,154.94
                                                                                     --------------

      (35)  Weighted Average Contract Rate                                                  9.76920
                                                                                     --------------


Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.